UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2022 (June 29, 2022)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Introductory Note

As previously disclosed, pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of October 12, 2018, by and among Harris Corporation, a Delaware corporation (“Harris”), L3 Technologies, Inc., a Delaware corporation (“L3”), and Leopard Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of Harris (“Merger Sub”), the parties completed the business combination transaction provided for in the Merger Agreement on June 29, 2019 (the “Closing Date”), with Merger Sub merging with and into L3 (the “Merger”) and L3 continuing as the surviving corporation and a direct wholly-owned subsidiary of Harris, which was renamed “L3Harris Technologies, Inc.” (“L3Harris”).
Also as previously disclosed, in accordance with the governance-related terms in the Merger Agreement and L3Harris’ employment arrangement with each of William M. Brown and Christopher E. Kubasik addressing his respective employment following completion of the Merger, Mr. Brown began serving as Chair and Chief Executive Officer of L3Harris and Mr. Kubasik began serving as Vice Chair, President and Chief Operating Officer of L3Harris, in each case on the Closing Date, with the governance-related terms in the Merger Agreement and Mr. Brown’s and Mr. Kubasik’s respective employment arrangements providing for a transition from Mr. Brown to Mr. Kubasik of the Chief Executive Officer role on the second anniversary of the Closing Date (June 29, 2021), which transition was completed on June 29, 2021; followed by a transition of the Chair role by the third anniversary of the Closing Date (June 29, 2022).

Retirement of Mr. Brown and Completion of Chair Transition

Consistent with the Merger Agreement and Mr. Brown’s and Mr. Kubasik’s respective employment arrangements, on June 29, 2022, (a) Mr. Brown ceased being Chair of L3Harris and retired from L3Harris; (b) and Mr. Kubasik, age 61, succeeded him as Chair of L3Harris, becoming Chair and Chief Executive Officer of L3Harris, and ceased being Vice Chair of L3Harris.
Mr. Brown’s post-retirement compensation and treatment of previously granted equity awards will be as set forth in his Employment Agreement, dated October 8, 2011 by and between Mr. Brown and L3Harris, (formerly known as Harris Corporation) (“Brown Original Agreement”) as amended by the Employment Agreement Amendment, dated October 12, 2018 by and between Mr. Brown and L3Harris (the “Amendment”). The Brown Original Agreement was filed as Exhibit 10.1 to Harris Corporation’s Current Report on Form 8-K filed with the SEC on October 11, 2011 and is incorporated by reference into this Item 5.02 and the Amendment was filed as Exhibit 10.1 to Harris Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ending December 28, 2018 and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: June 30, 2022		Title:	Senior Vice President, General Counsel and Secretary

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